LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Lincoln S&P 500 Buffer Fund Aug

Lincoln S&P 500 Ultra Buffer Fund Aug

(each a “Fund”, collectively the “Funds”)

Supplement Dated August 22, 2022

to each Fund’s Prospectus and Summary Prospectus Dated May 1, 2022

This Supplement provides information about the Funds. You may obtain a copy of each Fund’s Prospectus or Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus or Summary Prospectus (“Prospectus”).

As described in each Fund’s Prospectus, an investment in shares of a Fund is subject to an upside return Cap that represents the maximum percentage return an investor can achieve from an investment in each Fund for an Outcome Period. Each Fund’s next Outcome Period is the one-year period August 19, 2022 to August 18, 2023. The Outcomes for the Funds will be based upon the S&P 500 Price Return Index (“Index”). As of August 19, 2022, each Fund’s Cap is set forth below:

FUND NAME	FINAL CAP INFORMATION

Lincoln S&P 500 Buffer Fund Aug	18.05% before Fund expenses (17.35% after Fund expenses for Standard Class) (17.00% after Fund expenses for Service Class)
Lincoln S&P 500 Ultra Buffer Fund Aug	12.25% before Fund expenses (11.55% after Fund expenses for Standard Class) (11.20% after Fund expenses for Service Class)

The following table illustrates the Outcomes the Funds seek to provide if the Index performs in certain ways. There is no guarantee that a Fund will be successful in its attempt to provide the Outcomes. The table is illustrative only and does not show every possible performance scenario. It is not intended to, nor could it, predict or project the actual performance of the Fund or the Index. The actual performance of a Fund will vary with fluctuations in the value of the FLEX Options during the Outcome Period, among other factors. Please refer to the following website, http://lincolnfinancial.com/definedoutcomefunds, which provides updated fund performance information on a daily basis.

S&P 500 Price Return Index Performance (before Fund expenses)	(100)%	(50)%	(20)%	(10)%	(5)%	0%	5%	10%	15%	20%	50%	100%

Lincoln S&P 500 Buffer Fund Aug Performance (before Fund expenses)	(88)%	(38)%	(8)%	(0)%	0%	0%	5%	10%	15%	18.05*	18.05*	18.05*

Lincoln S&P 500 Ultra Buffer Fund Aug Performance (before Fund expenses)	(78)%	(28)%	(0)%	(0)%	0%	0%	5%	10%	12.25*	12.25*	12.25*	12.25*

*

The Cap is set on the first day of the Outcome Period. The Cap is 18.05% for the Lincoln S&P 500 Buffer Fund Aug and 12.25% for the Lincoln S&P 500 Ultra Buffer Fund Aug before taking into account Fund expenses charged to shareholders. When the Funds’ expenses are taken into account, the Cap is 17.35% for Standard Class and 17.00% for Service Class for the Lincoln S&P 500 Buffer Fund Aug and is 11.55% for Standard Class and 11.20% for Service Class for the Lincoln S&P 500 Ultra Buffer Fund Aug.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS AND OTHER IMPORTANT RECORDS